UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         January 17, 2006

TEXAS REGIONAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P. O. Box 5910
3900 North 10th Street, 11th Floor, McAllen, TX		78502-5910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (956) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On January 17, 2006, Texas Regional Bancshares, Inc. issued a press release announcing 2005 annual earnings. The press release, which is attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01               Financial Statements and Exhibits.

  (d)         Exhibits.

99.1         Press release of Texas Regional Bancshares, Inc. dated January 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

January 17, 2006	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President
& Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Texas Regional Bancshares, Inc. dated January 17, 2006.